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Page 1 of 1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2001

                       PAYSTAR COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

NEVADA                                000-32197                 86-0885565
(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                     File Number)          Identification No.)

1110 WEST KETTLEMAN LANE, SUITE 48, LODI, CA                           95240
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (209) 339-0484

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) The audited financial statements of SHS Communications, Inc. required by this item are included in this amended report.

     (b) The pro forma financial information required by this item is included in this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PayStar Communications Corporation

Date: July 2, 2001                   By /s/ Harry T. Martin
                                        Harry T. Martin, Chief Financial Officer
                                        and Principal Accounting Officer

ANDERSEN ANDERSEN & STRONG, L.C.                  941 East 3300 South, Suite 202
CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS Salt Lake City, Utah 84106
Member SEC Practice Section of the AICPA                  Telephone 801 486-0096
                                                                Fax 801 486-0098


Board of Directors
SHS Communications, Inc.
Lodi, California

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of SHS Communications, Inc. at December 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SHS Communications, Inc. at December 31, 2000 and the results of operations, and cash flows for the years ended December 31, 2000 and 1999 , in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company will need additional working capital to service its newly acquired debt and for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in note 7. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Salt Lake City, Utah
June 30, 2001                           /s/ Andersen Andersen and Strong

                            SHS COMMUNICATIONS, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2000

ASSETS
CURRENT ASSETS

    Cash                                                                  $   2,692
    Accounts receivable - note 2                                            242,881
    Accounts receivable - related parties                                    33,172
                                                                          ---------
    Total Current Assets                                                    278,745
                                                                          ---------
PROPERTY AND EQUIPMENT - net of accumulated depreciation - Note 2            65,773
                                                                          ---------
                                                                          $ 344,518
                                                                          =========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Notes payable - related parties - note 3                              $ 110,858
    Accounts payable - affiliate - note 4                                     7,426
    Accounts payable                                                        165,082
                                                                          ---------
           Total Current Liabilities                                        283,366
                                                                          =========
STOCKHOLDERS' EQUITY

    Common stock
        10,000 shares authorized with no par value;
        5,000 shares issued and outstanding                                 160,000
    Accumulated deficit                                                     (98,848)
                                                                          ---------
       Total Stockholders' Equity                                            61,152
                                                                          ---------
                                                                          $ 344,518
                                                                          =========

    The accompanying notes are an integral part of these financial statements

                            SHS COMMUNICATIONS, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                      DEC 31,             DEC 31,
                                       2000                1999
                                     ---------          ---------
REVENUES                             $ 989,967          $  38,308

COST OF SALES AND SERVICES             757,663             27,426
                                     ---------          ---------
    Gross Profit                       232,304             10,882
                                     =========          =========
EXPENSES

    Administrative                      79,759             20,489
    Research and development            25,276                 --
    License fees                        67,700                 --
    Sales                               23,278                 --
    Depreciation                        41,724             24,322
    Interest                            15,477                451
                                     ---------          ---------
                                       253,214             45,262
                                     ---------          ---------
NET LOSS                             $ (20,910)         $ (34,380)
                                     =========          =========

NET LOSS PER COMMON SHARE

    Basic                            $   (7.16)         $  (13.75)
                                     ---------          ---------
AVERAGE OUTSTANDING SHARES

    Basic                                2,920              2,500
                                     ---------          ---------

   The accompanying notes are an integral part of these financial statements.

                            SHS COMMUNICATIONS, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 2000

                                                    COMMON STOCK
                                              -------------------------        ACCUMULATED
                                               SHARES           AMOUNT          DEFICIT
                                              --------         --------        -----------
BALANCE JANUARY  1, 1999                         2,500         $ 60,000         $(43,558)

Net operating loss for the year ended
   December 31, 1999                                --               --          (34,380)
                                              --------         --------         --------
BALANCE DECEMBER 31, 1999                        2,500           60,000          (77,938)

Issuance of common stock for cash
   at $40.00 - November 2000                     2,500          100,000               --

Net operating loss for the year ended
    December 31, 2000                               --               --          (20,910)
                                              --------         --------         --------
BALANCE DECEMBER 31, 2000                        5,000         $160,000         $(98,848)
                                              ========         ========         ========

    The accompanying notes are an integral part of these financial statements

                            SHS COMMUNICATIONS, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                   DEC 31,            DEC 31,
                                                                    2000               1999
                                                                  ---------          ---------
CASH FLOWS FROM
   OPERATING ACTIVITIES

   Net loss                                                       $ (20,910)         $ (34,380)

   Adjustments to reconcile net loss to
       net cash provided by operating
       activities

        Depreciation                                                 41,724             24,322
        Changes in accounts receivable                             (251,808)           (17,379)
        Changes in accounts and notes payable                       101,832            180,082
                                                                  ---------          ---------
          Net Increase (Decrease) in Cash From Operations          (129,162)           152,645
                                                                  ---------          ---------
CASH FLOWS FROM INVESTING
   ACTIVITIES

        Purchase of equipment                                        (6,375)          (125,444)
                                                                  ---------          ---------
CASH FLOWS FROM FINANCING
   ACTIVITIES

        Proceeds from issuance of common stock                      100,000                 --
                                                                  ---------          ---------
   Net Increase in Cash                                             (35,537)            27,201

   Cash at Beginning of Period                                       38,229             11,028
                                                                  ---------          ---------
   Cash at End of Period                                          $   2,692          $  38,229
                                                                  =========          =========

   The accompanying notes are an integral part of these financial statements.

                            SHS COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

The Company was incorporated under the laws of the state of California on September 11, 1997 with authorized common capital stock of 10,000 shares with no par value.

The Company was organized for the purpose of providing full telecommunications services, including, engineering, software development, hardware installation, and maintenance.

From its inception the Company completed private placement offerings of 5,000 common shares for cash of $160,000.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING METHODS

The Company recognizes income and expenses based on the accrual method of accounting.

DIVIDEND POLICY

The Company has not yet adopted a policy regarding payment of dividends.

RECOGNITION OF INCOME

The Company provides full telecommunications services, including, engineering, software development, hardware installation, and maintenance. Revenue is recognized when the services and installations are completed and billed. Consulting, maintenance and support revenues are recognized when completed and billed. The company has adopted the financial accounting pronouncements regarding software revenue recognitions which has had no material effect on its financial statements.

PROVISION FOR DOUBTFUL ACCOUNTS RECEIVABLE

A provisions for doubtful accounts receivable is provided at the time it is determined there is doubt as to the collection of accounts receivable. On December 31, 2000 all accounts receivable are considered to be currently collectable.

PROPERTY AND EQUIPMENT

The equipment consists of telephone switching equipment and is being depreciated over five years.

                                      DEC 2000        DEC 1999
                                      --------        --------
     Cost                             131,819         125,444
     Accumulated Depreciation          66,046          24,322
                                      -------         -------
          Net                          65,773         101,122
                                      =======         =======

                            SHS COMMUNICATIONS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

INCOME TAXES

The Company has elected S corporation status from its inception and therefore the earnings and losses have been reported in the tax returns of its stockholders.

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of the preferred share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

FINANCIAL INSTRUMENTS

The carrying amounts of financial instruments, including cash, accounts receivable, and accounts payable are carried at their cost, and are considered by management to be their estimated fair values.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentration of credit risk consists primarily of account receivables. Accounts receivable are unsecured and are derived from revenues earned however management considers all accounts receivable to be currently collectable.

ESTIMATES AND ASSUMPTIONS

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

COMPREHENSIVE INCOME

The Company has adopted Statement of Financial Accounting Standards No. 130. The adoption of this standard had no impact on the total stockholder's equity.

OTHER RECENT ACCOUNTING PRONOUNCEMENTS

The Company does not expect that the adoption of other recent accounting pronouncements to have any material impact on its financial statements.

                            SHS COMMUNICATIONS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   NOTES PAYABLE - RELATED PARTIES

The Company has outstanding notes payable, due to related parties, of $110,858 with maturity dates within the coming year plus 12.5% interest.

4.   RELATED PARTY TRANSACTIONS

On March 1, 2001 Paystar Communications Corporation (parent) acquired all of the outstanding stock of the Company. (see note 8)

The Company has notes payable due related parties of $110,858 (note 3) and accounts receivable of $33,172.

The Company shares office and other expenses with Position Industries Inc (a sister company).

5.   MARKET RISKS

The Company is exposed to market risks because the majority of its services and products are sold to eight major suppliers. The loss of any one of the suppliers could cause harm to the company however new suppliers are being developed.

6.   CONTINUING LIABILITIES

The Company has contracted to purchase soft ware to be used in its telephone switching activity in the amount of $65,000 which was due on the report date and to purchase telephone switching equipment, to be used for resale, of $500,000 which is due 90 days after payment for the soft-ware.

The Company has entered into an employment agreement with a key employee which provides for an annual salary of $180,000, plus an override bonus beginning in the second quarter of 2001. The employee has also been given an option to purchase 200,000 shares of the Company at $1.00 over the next two years.

7.   GOING CONCERN

The Company will need additional working capital to service the contracted debt and to be successful in its planned activity and therefore continuation of the Company as a going concern is dependent upon obtaining the additional working capital necessary to accomplish its objective. Management has developed a strategy, which it believes will accomplish this objective through obtaining various sources of additional working capital including additional loans from officers, equity funding , long term financing, and increased revenues from sales which will enable the Company to operate for the coming year.

                            SHS COMMUNICATIONS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8.   SUBSEQUENT EVENTS

On March 1, 2001, the Company completed a stock-for-stock exchange agreement with Paystar Communications Corporation. (a California corporation) in which the stockholders of the Company received 1,000,000 shares of Paystar in exchange for all of their stock in the Company and the Company then became a wholly owned subsidiary of Paystar.

Consolidated financial statements have not been included in this report.

               PAYSTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                        PROFORMA COMBINED BALANCE SHEETS
                                 JANUARY 1, 2001
                               (STATED IN 1,000'S)

                                                                                  SHS &
                                                               PAYSTAR          POSITION            ADJ           COMBINED
                                                               -------          --------         -------          --------
ASSETS
CURRENT ASSETS
   Cash                                                        $   632          $     3                           $   635
   Accounts receivable                                           1,036              336                             1,372
   Accounts receivable - related party                              26               33                                59
   Inventory                                                     1,005               --                             1,005
                                                               -------          -------                           -------
   Total Current Assets                                          2,699              372                             3,071
                                                               -------          -------                           -------
PROPERTY AND EQUIPMENT - net                                       300              131                               431
                                                               -------          -------                           -------
OTHER ASSETS
   Accounts receivable - due after one year                         64               --                                64
   Advance deposits                                                 30                3                                33
   Goodwill                                                         --               --              408              408
                                                               -------          -------                           -------
                                                                    94                3                               505
                                                               -------          -------                           -------
                                                               $ 3,094          $   506                           $ 4,007
                                                               =======          =======                           =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Notes payable                                               $ 1,452               --                           $ 1,452
   Accrued interest payable                                         34               --                                34
   Notes payable - related parties                               1,856              121                             1,977
   Accrued interest payable - related parties                      365               --                               365
   Accounts payable                                              1,378              245                             1,623
   Accounts payable - related parties                               78                7                                85
                                                               -------          -------                           -------
           Total Current Liabilities                             5,163              373                             5,536
                                                               -------          -------                           -------
LONG TERM DEBT - Notes payable                                     122               52                               174
                                                               -------          -------                           -------
STOCKHOLDERS' EQUITY
   Preferred stock
       10,000,000 shares auth at $0.001 par - none out              --               --                                --
   Common stock
       100,000,000 shares auth at $0.001 par;
       7,646,210 shares issued and outstanding                       7              170                1
                                                                                                    (170)               8
   Capital in excess of par value                                  927               --              488            1,415
   Common stock subscriptions received                           1,678               --                             1,678
   Accumulated deficit                                          (4,804)             (89)              89           (4,804)
                                                               -------          -------                           -------
               Total Stockholders' Deficiency                   (2,192)              81                            (1,703)
                                                               -------          -------                           -------
                                                               $ 3,094          $   506                           $ 4,007
                                                               =======          =======                           =======

               PAYSTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                   PROFORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                               (STATED IN 1,000'S)

                                                            SHS &
                                         PAYSTAR          POSITION            ADJ           COMBINED
                                         -------          --------         -------          --------
REVENUES                                 $  9,431          $  1,637                         $ 11,068

COST OF SALES AND SERVICES                  6,900               893                            7,793
                                         --------          --------                         --------
    Gross Profit                            2,531               744                            3,275
                                         --------          --------                         --------
EXPENSES

    Administrative                          3,641               548                            4,189
    Sales                                     924                58                              982
    License fees                               --                68                               68
    Research and development                   --                25                               25
    Depreciation                              103                45                              148
    Interest                                  570                 3                              573
                                         --------          --------                         --------
                                            5,238               747                            5,985
                                         --------          --------                         --------
NET LOSS FROM OPERATIONS                 $ (2,707)         $     (3)                        $ (2,710)
                                         ========          ========                         ========
NET LOSS PER COMMON SHARE

       Basic                                                                                $  (0.35)
                                                                                            --------
AVERAGE OUTSTANDING SHARES

       Basic  (stated in 1000's)                                                               7,646
                                                                                            --------

On March 1, 2001 Paystar Communications Corporation (parent) and its subsidiaries completed the purchase of all outstanding stock of SHS Communications, Inc. and Position Industries, Inc. (newly acquired subsidiaries) by the issuance of 1,000,010 shares of the parent. Goodwill of $407,716 was recognized from the purchase and was based on the fair value of the stock of Paystar issued in the transaction and the assets owned by SHS and Position. The goodwill is being amortized to expense over ten years starting on March 1, 2001.

Included are the summarized, combined, unaudited pro-forma financial statements of the Paystar Communications Corporation (parent) and its subsidiaries and SHS Communications, Inc. and Position Industries, Inc. as if the acquisition had been completed on January 1, 2001. The fiscal year endings of all the companies, except for Position Industries, Inc., is December 31. Position Industries, Inc. has a fiscal year of August 31. For this report the operating statement of Position Industries, Inc. has been restated to December 31. The operating statements of SHS Communications, Inc. and Position Industries Inc. for the year ended December 31, 2000 have been included in the statement of operations. The historical operating profit and losses of SHS Communications, Inc. and Postition Industries, Inc. have been excluded from the combined balance sheets in the adjustments column.